SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): March 17, 2003


                         DILLARD ASSET FUNDING COMPANY
                        Series 2000-1 and Series 2002-2
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
             (Registrants' Telephone Number, Including Area Code)

Item 5. Other Events.

          Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 and 3.80% Class A Asset Backed Certificates Series 2002-2. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

          On March 17, 2003 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 and Series 2002-2 certificates. Copies of the monthly certificateholders' reports were filed as
Exhibit 20.1 to the current report on Form 8-K dated March 17, 2003.

          This current report on Form 8-K/A amends and supercedes Exhibit 20.1 to the current report on Form 8-K dated March 17, 2003 and corrects certain clerical errors present in that exhibit.





Item 7. Exhibits.


               20.1 Revised Monthly Reports with respect to the March 17, 2003 distribution.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                             DILLARD ASSET FUNDING COMPANY

                             By: Administrator

                             By:    /s/  Sherrill E. Wise
                                 -----------------------------
                                 Name:  Sherrill E. Wise
                                 Title:  Administrator



Dated:  April 18, 2003

                                 EXHIBIT INDEX


Exhibit
Number         Title
------         -----
20.1           Revised Monthly Reports with respect to the March 17, 2003 distribution.